UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2021

Altimar Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39994	98-1571400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street

33rd Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 287-6767

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	ATMR.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	ATMR	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ATMR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 3, 2021, Altimar Acquisition Corp. II (“Altimar” or the “Company”) issued a press release announcing, among other things, the following: (i) the effectiveness of its registration statement on Form S-4, which includes a proxy statement (the “Proxy Statement”) and prospectus in connection with its previously announced business combination (“Business Combination”) with Fathom Holdco, LLC (“Fathom OpCo”), (ii) December 21, 2021 as the date of the extraordinary meeting of Altimar (the “Special Meeting”) to be held to consider and approve the Business Combination and related proposals and (iii) November 29, 2021 as the record date for the determination of Altimar shareholders eligible to receive the Proxy Statement and vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Important Additional Information about the Business Combination and Where to Find It:

In connection with the Business Combination, a registration statement on Form S-4 (as amended, the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes a proxy statement of Altimar with respect to the Special Meeting. Altimar’s shareholders and other interested persons are advised to read the Registration Statement and combined proxy statement/prospectus contained therein and the documents filed in connection therewith, as these materials will contain important information about Altimar, Fathom OpCo and the Business Combination. The Proxy Statement will be mailed to Altimar’s shareholders who were holders of record as of November 29, 2021. The documents filed by Altimar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Altimar may be obtained free of charge from Altimar at www.atmr.altimaracquisition.com. Alternatively, these documents can be obtained free of charge from Altimar upon written request to Altimar Acquisition Corp. II, 40 West 57th Street, New York, New York 10019, or by calling 212-287-6767.

Participants in the Solicitation

Altimar and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Altimar, in favor of the approval of the Business Combination. For information regarding Altimar’s directors and executive officers, please see Altimar’s initial public offering prospectus filed with the SEC on February 4, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement. Free copies of these documents may be obtained as described above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Altimar, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, and oral statements made from time to time by representatives of Altimar are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the proposed Business Combination and expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altimar’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of Altimar to complete the proposed Business Combination with Fathom OpCo; the risk of delays in the expected timing of the closing of the proposed Business Combination with Fathom OpCo; the risk that Altimar shareholder approval of the proposed Business Combination is not obtained; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of funds available in Altimar’s trust account following any redemptions by Altimar’s shareholders; changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the proposed Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the New York Stock Exchange’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; those factors discussed in Altimar’s initial public offering prospectus under the heading “Risk Factors”; those factors discussed in the Proxy Statement under the heading “Risk Factors”; those factors disclosed in Altimar’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021; those factors disclosed in Altimar’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2021 and other documents of Altimar filed, or to be filed, with the SEC. Altimar does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMAR ACQUISITION CORP. II

Date: December 3, 2021	By:	/s/ Wendy Lai
	Name:	Wendy Lai
	Title:	Chief Financial Officer